ARTICLES OF INCORPORATION

                             of
Roll 41 Page 795
                 LAKESIDE CAPITAL FUND, INC.


                We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the General Laws of the State of Maryland authorizing the formation of corporations, adopt the following Articles of
                Incorporation for such corporation:


                FIRST:    The name of the corporation (which
                is hereinafter called the "Corporation") is LAKESIDE CAPITAL FUND, INC.


                SECOND:   The period of its existence is
                perpetual.


                THIRD:    The purpose or purposes for which
                the Corporation is organized are:

                      A.   To engage in the business of a
                      diversified open-end management
                      investment company.

                      B.   To purchase or otherwise acquire,
                      hold for investment or otherwise, and
                      to sell, exchange or otherwise dispose
                      of securities, or rights or warrants
                      to acquire securities, of any private
                      or public company, corporation,
                      association, trust or syndicate
                      however organized.

     ROLL 41 PAGE 796

             C. To purchase or otherwise acquire, hold for investment or otherwise, and to sell, exchange, or otherwise dispose of, securities issued or guaranteed by the United States of America, by any State of the United States of America, by any political subdivision of any State, by any public instrumentality of a State, or by any person controlled or supervised by and acting as an instrumentality of the United States of America.

             D. To deposit its funds from time to time in such checking account or accounts as may reasonably be required, and to deposit its funds at interest in any bank, savings bank or trust company in good standing organized under the laws of the United States of America or any State thereof, or of the District of Columbia.

             E.   To conduct research and investigations
             with respect to securities, organizations and business conditions in the United States and elsewhere; to secure information and advice pertaining to the investment and employment of the assets and funds of the Corporation and to pay compensation to others for the furnishing of any or all of the foregoing.

             F. Subject to any restrictions contained in the Investment Company Act of 1940, in applicable state securities or "blue sky" laws, or in any rules or regulations issued pursuant to any of the foregoing, to exercise in respect of all securities, property and assets owned by it all rights, powers and privileges which could be exercised by any natural person owning the same Becurities, property or assets.

                                   ROLL 41 PAGE 797


             G.   To acquire all or any part of the good
             will, property and business of any firm, person, association or corporation heretofore or hereafter engaged in any business similar to any business which it has power to conduct, and to hold, utilize, enjoy, and in any manner dispose of the whole or any part of the rights, property and business so acquired and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

             H.   Without the vote or consent of the
             shareholders of the Corporation, to purchase, acquire, hold, dispose of, transfer and reissue or cancel shares of its own capital stock in any manner or to any extent now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation.

             I.   To carry out all or any part of the
             aforesaid objects and purposes and to conduct its business in all or any of its branches in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any and all states, territories, districts and possessions of the United States of America and in foreign countries.

             The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any clause of this or any other Section of these Articles of Incorporation, or of any amendment thereto, and shall

     ROLL 41 PAGE 798


     each be regarded as independent and construed as powers as well as objects and purposes.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to or conferred upon corporations of a similar character by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.


     FOURTH:   The aggregate number of shares which the
     Corporation shall have authority to issue is Two
     Hundred Thousand (200, 000) consisting of one class only, designated as "Common Stock," of the par value of $1.00 per share and of the aggregate par value of Two Hundred Thousand Dollars ($200, 000).

     FIFTH:    Provisions limiting or denying to
     shareholders the preemptive right to acquire additional shares of the Corporation are:

     No holder of any of the shares of this Corporation shall, as such holder, have any pre-emptive or other right to purchase or subscribe for any shares which this Corporation may issue or sell other than such rights, if any, as the board of directors in its discretion may from time to time determine to offer to shareholders of this Corporation.


     SIXTH:    The number of initial directors is three (3),
     and the names of the initial directors are:

     ROLL 41 PAGE 799


                Albert 0. Nicholas

                Richard S. Strong

                Frank C. DeGuire

Thereafter, the number of directors shall be such number
(not less than three) as is fixed from time to time by the By-Laws.


     SEVENTH: The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, First National Bank Building, Light and Redwood Streets, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is First National Bank Building, Light and Redwood Streets, Baltimore, Maryland 21202.


     EIGHTH:  The name and address of each incorporator is:
	Name				Address

     Albert 0. Nicholas			312 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202

     Richard S. Strong			312 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202

     David E. Leichtfuss		324 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202


     NINTH:     The following provisions are hereby adopted
     for the purpose of defining, limiting and regulating the powers of the Corporation

                                ROLL 41 PAGE 800


    and of the directors and shareholders:


   A. The board of directors of the Corporation shall authorize an initial issuance of shares of the capital stock of the Corporation for such consideration not less than the aggregate par value of the shares included in the issuance as the board of directors shall determine. After such initial issuance, the board of directors may authorize the issuance (and reissuance) from time to time of shares of capital stock of any class, whether now or hereafter authorized, for such consideration as said board of directors may deem advisable, provided that such consideration shall be not less than the aggregate par value of such shares issued nor less than the net asset value of such shares applicable at the time an order for purchase is accepted by the Corporation, as such net asset value is computed in accordance with Section J of this Article NINTH. That portion of the consideration received by the Corporation for shares issued (or reissued) which is equal to the aggregate par value of such shares shall be capital and any consideration received in excess of said aggregate par value shall be capital surplus. The board of directors may, in its sole and absolute discretion, reject in whole or in part orders for the purchase of shares of capital stock, and may, in addition, require such orders to be in such minimum amounts as it shall determine.

   B. The holders of any fractional shares of the capital stock of the Corporation shall be entitled to the payment of dividends on such fractional shares, to receive the net asset value thereof upon redemption and to share in the assets of the Corporation upon liquidation, but no holder of a fractional share shall be entitled to receive a certificate representing any fractional share, nor shall any such holder have any voting rights with respect to any fractional share. Whenever a shareholder owns fractional shares aggregating a full share, he shall have all rights provided herein with respect to such full share and shall be entitled to receive a certificate representing such full share.

   D. The board of directors shall have full power in accordance with good accounting practice: (a) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what receipts shall constitute principal and to make such allocation of any particular receipt between principal and income as it may deem proper; and (b) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments or governmental charges which the Corporation may be required to pay or hold under any present or future law of the United States of America or of any other taxing authority therein)
shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

D.  Each holder of record of stock of
this Corporation shall be entitled to one (1) vote for each share thereof standing registered in his name on the books of the Corporation. At all elections of directors of the Corporation, each shareholder shall be entitled to vote the shares owned of record by him for as many persons as there are directors to be elected, but shall not be entitled to exercise any right of cumulative voting.

E.  The board of directors shall have
power to determine from time to time whether and to what extent and at what time and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by law; and except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the board of directors.

F.  When the total assets of the
Corporation shall for the first time have amounted to $100,000, or more, a fact which shall be conclusively evidenced by a resolution of the board of directors of the Corporation specifying the date and time when such total assets first amounted to $100, 000, or more, each holder of shares of the capital stock of the Corporation shall be entitled at any time thereafter to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation at the net asset value of such shares as determined in accordance with the provisions of this Article NINTH, subject to the provisions of Section
K of this Article.

G.  The net asset value to which a
holder of shares of capital stock of the Corporation shall be entitled upon redemption of shares held by him is the net asset value applicable at the time when certificates representing said shares, duly endorsed or accompanied by proper instruments of assignment, with proper stock transfer stamps affixed, if required, and accompanied by irrevocable instructions in writing in form acceptable to the board of directors to redeem the stock represented by such certificates, shall have been received by the Corporation as such place as the board of directors may from time to time designate.

H.  The time of payment for shares
redeemed shall be within seven (7) days after certificates representing the shares to be redeemed have been received by the Corporation in accordance with Section G of this Article
NINTH.

                               ROLL 41 PAGE 802


I.  The net asset value of each share of
the Corporation shall be determined as of the close of trading on the New York Stock Exchange each day that said Exchange is open for trading and any such net asset value shall be applicable to all transactions in the capital stock of the Corporation occurring before the close of business on that day and after the close of business on the last preceding day on which said Exchange was open for trading, or in accordance with any controlling provisions of the Investment Company Act of 1940, any rule or regulation thereunder.

J.  The net asset value of each share of
the capital stock of the Corporation at any particular time shall be the quotient obtained by dividing the value of the net assets of the Corporation (i.e., the value of the assets of the Corporation, less its liabilities exclusive of capital and suplus) at such time by the total number of shares (including fractional shares) outstanding at such time, all determined and computed as follows:

    (1)  The value of any cash on hand or on
    deposit, bills and demand notes and accounts receivable, prepaid expenses, dividends receivable (from and after the ex-dividend date) and interest declared or accrued and not yet received shall be deemed to be the full amount thereof unless the board of directors shall have determined that any such deposit, bill, demand note or account receivable is not worth the full amount thereof, in which event such value shall be the fair value thereof as determined in good faith by the board of directors.

    (2)  Securities listed or commonly dealt
    in on the New York Stock Exchange or the American Stock Exchange shall be valued at the last sale prices on such Exchanges on the day on which such value is being computed (or, lacking any such sales, the last bid price), unless it appears to the board of directors that some other price reflects more closely the true market value, but in no case shall such other price be lower than the last bid price or higher than the last asked price at the time as of which the net asset value is being determined, all as reported by any means in common use; provided, however, that the board of directors may by resolution permit over-the-counter rather than stock exchange quotations to be used when they appear to the board of directors to reflect more closely the true market value of any particular security in the portfolio.

    (3)  Other securities as to which market
    quotations are readily available shall be valued in the same manner as securities listed or commonly dealt in on the New York or American Stock Exchanges.

    (4)  In the case of all other securities
    and assets, the value thereof shall be the fair value as determined in good faith by the board of directors (but no value shall be assigned to good will of the Corporation).

                        ROLL 41 PAGE 803

    (5)  The liabilities of the Corporation
    shall be deemed to include all bills and accounts payable; all administrative expenses payable and/or accrued, including the estimated amount of any fees payable under an investment advisory agreement, all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the shares of the Corporation, declared at or before the time as of which the net asset value is being determined; all reserves authorized or approved by the board of directors for taxes or contingencies, including such reserves, if any, for taxes based on any unrealized appreciation in the value of the assets of the Corporation; and all other liabilities of the Corporation of whatsoever kind and nature, except liabilities represented by outstanding shares and surplus of the Corporation.

    (6)  Securities purchased shall be
    included among the assets of the Corporation, and the cost thereof shall simultaneously be regarded as a liability, not later than the day following the date of purchase; and securities sold shall be excluded from such assets, and the amount receivable therefor shall simultaneously be included as an asset, not later than the day following the date of sale.

    (7)  Shares of the capital stock of the
    Corporation for which purchase orders have been accepted shall be considered as issued and outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount receivable therefor shall simultaneously become an asset of the Corporation.

    (8)  Shares of the capital stock of the
    Corporation delivered for redemption or repurchase shall be considered as no longer outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount payable on such redemption or repurchase shall simultaneously become a liability of the Corporation.

    (9)  Notwithstanding the provisions of
    paragraphs (1) and (5) of this Section J, interest declared or accrued and not yet received, and and accrued expenses, may be omitted from any calculation of net asset value, in the discretion of the board of directors, if the net amount of all such interest and expenses is less than one percent of the net asset value per share.

K.  In the event that the New York Stock
Exchange shall be closed at any time because of then existing financial conditions or for any other unusual or extraordinary reason, the right of a holder of shares of the capital stock of the Corporation to have his shares redeemed by the

                        ROLL 41 PAGE 804




   Corporation shall be suspended for a period from and including the day on which the action is taken for the closing of said Exchange and the day on which said Exchange is reopened. In accordance with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, the Corporation may also suspend such right of redemption (a) for any period during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or
   (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of shareholders of the Corporation.

   (L)  The Corporation may purchase in the
   open market or otherwise acquire from any owner or holder thereof any shares of its capital stock, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the net asset value thereof determined or estimated in accordance with any method deemed proper by the board of directors and producing an amount approximately equal to the net asset value of said shares (determined in accordance with the provisions of this Article NINTH) at the time of the purchase or acquisition by the Corporation thereof.

          In respect of all powers, duties and authorities conferred by the preceding Sections J and K and this Section L, the Corporation may act by and through agents from time to time designated and appointed by the board of directors and the board of directors may delegate to any such agent any and all powers, duties and authorities conferred upon the Corporation or upon the board of directors by said Sections.


      TENTH: The Corporation reserves the right to enter into, from time to time, investment advisory agreements providing for the management and supervision of the investments of the Corporation and the furnishing of advice to the Corporation with respect to the desirability of investing in, purchasing or selling securities or other property. Such agreement shall contain such other terms, provisions and conditions as the board of directors of the Corporation may deem advisable.

                          ROLL 41 PAGE 805

     The Corporation may designate custodians, transfer agents, registrars and/or disbursing agents for the stock and assets of the Corporation and employ and fix the powers, rights, duties, responsibilities and compensation of each such custodian, transfer agent, registrar and/or disbursing agent.


     ELEVENTH: The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights as expressly set forth in these Articles of Incorporation of any outstanding stock. The Corporation may take or authorize such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.


     Dated May 22, 1968.


                        /S/ Albert O. Nicholas
                        ----------------------
			Albert O. Nicholas

                        /s/ Richard S. Strong
                        ---------------------
			Richard S. Strong

                        /s/ David E. Leichtfus
                        ----------------------
                        David E. Leichtfuss

				Incorporators

                        ROLL  41 PAGE 806


STATE OF WISCONSIN
                      ss.
COUNTY OF MILWAUKEE:


     I hereby certify that on   May 22             1968,
     before me, the subscriber, a Notary Public of the State of Wisconsin in and for the County of Milwaukee, personally appeared ALBERT 0. NICHOLAS, RICHARD S. STRONG and DAVID E. LEICHTFUSS, and severally acknowledged the foregoing Articles of Incorporation to be their act.

      WITNESS my hand and notarial seal this 22nd day of  May
      A. D. 1968.


                                  /S/ Frank C. DeGuire
Corporate Seal                    --------------------
                                  Frank C. DeGuire
                      Notary Public, State of Wisconsin
                      My Commission is Permanent

                     STATE OF MARYLAND

                  STATE DEPARTMENT OF ASSESSMENTS AND
                           TAXATION A 4671
                      301 WEST PRESTON STREET
                     BALTIMORE MARYLAND 21201



                 You are advised that the Articles of Amendment of

                           LAKESIDE CAPITAL FUND, INC.

                              changing its name to

                           NICHOLAS  STRONG FUND, INC.


          have been received and approved by the STATE
          DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND this 10th day of July 1968, at 3:00 P.M. and will be recorded.

                STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND


                                              By:___________________________

ROLL  42  PAGE 547

                CERTIFICATE OF INCORPORATORS

              AMENDED ARTICLES OF INCORPORATION

                            of

                 LAKESIDE CAPITAL FUND, INC.
                 ---------------------------

             The undersigned, Incorporators of LAKESIDE
             CAPITAL FUND, INC., hereby certify that:

            1. There are no shares of said corporation
               entitled to vote either outstanding or
               subscribed for; and

            2. The first meeting of the board of directors
             of said corporation has not been held.

            Therefore, said Incorporators hereby adopt the attached Amended Articles of Incorporation.

            Dated: July 5, 1968.


                        /S/ Albert O. Nicholas
                        ----------------------
			Albert O. Nicholas

                        /s/ Richard S. Strong
                        ---------------------
			Richard S. Strong

                        /s/ David E. Leichtfus
                        ----------------------
                        David E. Leichtfuss



                        ROLL  42 PAGE 548

              AMENDED ARTICLES OF INCORPORATION

                             of

                 NICHOLAS STRONG FUND, INC.
                 --------------------------

       We, the undersigned natural persons of the age of twenty-one years or more, acting as Incorporators of a corporation under the General Laws of the State of Maryland authorizing the formation of corporations, adopt the following Articles of Incorporation for such corporation:

       FIRST: The name of the corporation (which is hereinafter called the "Corporation") is NICHOLAS
       STRONG FUND, INC.

       SECOND:  The period of its existence is perpetual.

       THIRD: The purpose or purposes for which the Corporation is organized are:

         A.  To engage in the business of a
         diversified open-end management investment company.

         B.  To purchase or otherwise acquire,
         hold for investment or otherwise, and to sell, exchange or otherwise dispose of securities, or rights or warrants to acquire securities, of any private or public company, corporation, association, trust or syndicate however organized.

                              ROLL  42 PAGE 549

             C.  To purchase or otherwise acquire,
             hold for investment or otherwise, and to sell, exchange, or otherwise dispose of, securities issued or guaranteed by the United States of America, by any State of the United States Of
             America, by any political subdivision of any State, by any public instrumentality of a State, or by any person controlled or supervised by and acting as an instrumentality of the United States of America.

             D.  To deposit its funds from time to
             time in such checking account or accounts as may reasonably be required, and to deposit its funds at interest in any bank, savings bank or trust company in good standing organized under the laws of the United States of America or any State thereof, or of the District of Columbia.

             E.  To conduct research and
             investigations with respect to securities, organizations and business conditions in the United States and elsewhere; to secure information and advice pertaining to the investment and employment of the assets and funds of the Corporation and to pay compensation to others for the furnishing of any or all of the foregoing.

             F.  Subject to any restrictions
             contained in the Investment Company Act of 1940, in applicable state securities or "blue sky" laws, or in any rules or regulations issued pursuant to any of the foregoing, to exercise in respect of all securities, property and assets owned by it all rights, powers and privileges which could be exercised by any natural person owning the same securities, property or assets.

                        ROLL  42 PAGE 550

        G.  To acquire all or any part of the
        good will, property and business of any firm, person, association or corporation heretofore or hereafter engaged in any business similar to any business which it has power to conduct, and to hold, utilize, enjoy, and in any manner dispose of the whole or any part of the rights, property and business so acquired and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

             H.  Without the vote or consent of the
             shareholders of the Corporation, to purchase, acquire, hold, dispose of, transfer and reissue or cancel shares of its own capital stock in any manner or to any extent. now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation.

             I.  To carry out all or any part of the
             aforesaid objects and purposes and to conduct its business in all or any of its branches in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any and all states, territories, districts and possessions of the United States of America and in foreign countries.

             The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any clause of this or any other Section of these Articles of Incorporation, or of any amendment thereto, and shall

                        ROLL  42  PAGE 551
      each be regarded as independent and
      construed as powers as well as objects and purposes.

      The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to or conferred upon corporations of a similar character by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.


     FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Two
     Hundred Thousand (200, 000) consisting of one class only, designated as "Common Stock," of the par value of $1.00 per share and of the aggregate par value of Two Hundred Thousand Dollars (200,000).


     FIFTH: Provisions limiting or denying to shareholders the preemptive right to acquire additional shares of the Corporation are:

     No holder of any of the shares of this Corporation shall, as such holder, have any pre-emptive or other right to purchase or subscribe for any shares which this Corporation may issue or sell other than such rights, if any, as the board of directors in its discretion may from time to time determine to offer to shareholders of this Corporation.


     STXTH: The number of initial directors is three (3), and the names of the initial directors are:

                ROLL 42 PAGE 552

                 Albert O. Nicholas

                 Richard S. Strong

                 Frank C. DeGuire

Thereafter, the number of directors shall be such number
(not less than three) as is fixed from time to time by the By-Laws.

     SEVENTH: The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, First National Bank Building, Light and Redwood Streets, Baltimore,
     Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is First National Bank Building, Light and Redwood Streets, Baltimore, Maryland 21202.


     EIGHTH:  The name and address of each incorporator is:

           Name				Address

     Albert 0. Nicholas			312 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202

     Richard S. Strong			312 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202

      David E. Leichtfuss		324 East Wisconsin Avenue
					Milwaukee, Wisconsin 53202

     NINTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation

					ROLL  42 PAGE 553

and of the directors and shareholders:
    A.  The board of directors of the
    Corporation shall authorize an initial issuance of shares of the capital stock of the Corporation for such consideration not less than the aggregate par value of the shares included in the issuance as the board of directors shall determine. After such initial issuance, the board of directors may authorize the issuance (and reissuance) from time to time of shares of capital stock of any class, whether now or hereafter authorized, for such consideration, not less than the aggregate par value of the shares so issued, as said board of directors may deem advisable, provided that, except with respect to shares issued as a share dividend or distribution, such consideration shall be not less than the net asset value of such shares computed in accordance with this Article NINTH. That portion of the consideration received by the Corporation for shares issued (or reissued) which is equal to the aggregate par value of such shares shall be capital and any consideration received in excess of said aggregate par value shall be capital surplus. The board of directors may, in its sole and absolute discretion, reject in whole or in part orders for the purchase of shares of capital stock, and rnay, in addition, require such orders to be in such minimum amounts as it shall determine.

    B.  The holders of any fractional shares
    of the capital stock of the Corporation shall be entitled to the payment of dividends on such fractional shares, to receive the net asset value thereof upon redemption and to share in the assets of the Corporation upon liquidation, but no holder of a fractional share shall be entitled to receive a certificate representing any fractional share, nor shall any such holder have any voting rights with respect to any fractional share. Whenever a shareholder owns fractional shares aggregating a full share, he shall have all rights provided herein with respect to such full share and shall be entitled to receive a certificate representing such full share.

    C.  The board of directors shall have
    full power in accordance with good accounting practice:
    (a) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what receipts shall constitute principal and to make such allocation of any particular receipt between principal and income as it may deem proper; and (b) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments or governmental charges which the Corporation may be required to pay or hold under any present or future law of the United States of America or of any other taxing authority therein)

                              Roll  42 PAGE 554

shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

D.  Each holder of record of stock of
this Corporation shall be entitled to one (1) vote for each share thereof standing registered in his name on the books of the Corporation. At all elections of directors of the Corporation, each shareholder shall be entitled to vote the shares owned of record by him for as many persons as there are directors to be elected, but shall not be entitled to exercise any right of cumulative voting.

E.  The board of directors shall have
power to determine from time to time whether and to what extent and at what time and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by law; and except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the board of directors.

F.  When the total assets of the
Corporation shall for the first time have amounted to $100,000, or more, a fact which shall be conclusively evidenced by a resolution of the board of directors of the Corporation specifying the date and time when such total assets first amounted to $100, 000, or more, each holder of shares of the capital stock of the Corporation shall be entitled at any time thereafter to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation at the net asset value of such shares as determined in accordance with the provisions of this Article NINTH, subject to the provisions of Section K of this Article.

G.  The net asset value to which a
holder of shares of capital stock of the Corporation shall be entitled upon redemption of shares held by him is the net asset value applicable at the time when certificates representing said shares, duly endorsed or accompanied by proper instruments of assignment, with proper stock transfer stamps affixed, if required, and accompanied by irrevocable instructions in writing in form acceptable to the board of directors to redeem the stock represented by such certificates, shall have been received by the Corporation as such place as the board of directors may from time to time designate.

H.  The time of payment for shares
redeemed shall be within seven (7) days after certificates representing the shares to be redeemed have been received by the Corporation in accordance with Section G of this Article
NINTH.

                        ROLL  42 PAGE 555



I.  The net asset value of each share of
the Corporation shall be determined as of the close of trading on the New York Stock Exchange each day that said Exchange is open for trading and any such net asset value shall be applicable to all transactions in the capital stock of the Corporation occurring at or before the close of business on that day and after the close of business on the last preceding day on which said Exchange was open for trading, subject to adjustment for declared dividends or distributions, or in accordance with any controlling provisions of the Investment Company Act of 1940 or any rule or regulation thereunder.

J.  The net asset value of each share of
the capital stock of the Corporation at any particular time shall be the quotient obtained by dividing the value of the net assets of the Corporation (i.e., the value of the assets of.the Corporation, less its liabilities exclusive of capital and surplus) at such time by the total number of shares (including fractional shares) outstanding at such time, all determined and computed as follows:

    (1)  The value of any cash on hand or on
    deposit, bills and demand notes and accounts receivable, prepaid expenses, dividends receivable (from and after the ex-dividend date) and interest declared or accrued and not yet received shall be deemed to be the full amount thereof unless the board of directors shall have determined that any such deposit, bill, demand note or account receivable is not worth the full amount thereof, in which event such value shall be the fair value thereof as determined in good faith by the board of directors.

    (2)  Securities listed or commonly dealt
    in on the New York Stock Exchange or the American Stock Exchange shall be valued at the last sale prices on such Exchanges on the day on which such value is being computed (or, lacking any such sales, the last bid price), unless it appears to the board of directors that some other price reflects more closely the true market value, but in no case shall such other price be lower than the last bid price or higher than the last asked price at the time as of which the net asset value is being determined, all as reported by any means in common use; provided, however, that the board of directors may be resolution permit over-the-counter rather than stock exchange quotations to be used when they appear to the board of directors to reflect more closely the true market value of any particular security in the portfolio.

    (3)  Other securities as to which market
    quotations are readily available shall be valued in the same manner as securities listed or commonly dealt in on the New York or American Stock Exchanges.

    (4)  In the case of all other securities
    and assets, the value thereof shall be the fair value as determined in good faith by the board of directors (but no value shall be assigned to good will of the Corporation).

                        ROLL  42 PAGE 556


    (5)  The liabilities or the Corporation
    shall be deemed to include all bills and accounts payable; all administrative expenses payable and/or accrued, including the estimated amount of any fees payable under an investment advisory agreement, all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the shares of the Corporation, declared at or before the time as of which the net asset value is being determined; all reserves authorized or approved by the board of directors for taxes or contingencies, including such reserves, if any, for taxes based on any unrealized appreciation in the value of the assets of the Corporation; and all other liabilities of the Corporation of whatsoever kind and nature, except liabilities represented by outstanding shares and surplus of the Corporation.

    (6)  Securities purchased shall be
    included among the assets of the Corporation, and the cost thereof shall simultaneously be regarded as a liability, not later than the day following the date of purchase; and securities sold shall be excluded from such assets, and the amount receivable therefor shall simultaneously be included as an asset, not later than the day following the date of sale.

    (7)  Shares of the capital stock of the
    Corporation for which purchase orders have been accepted shall be considered as issued and outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount receivable therefor shall simultaneously become an asset of the Corporation.

    (8)  Shares of the capital stock of the
    Corporation delivered for redemption or repurchase shall be considered as no longer outstanding as soon as the net asset value thereof can reasonably be ascertained pursuant to the provisions of this Article NINTH, and the amount payable on such redemption or repurchase shall simultaneously become a liability of the Corporation.

   (9)  Notwithstanding the provisions of
   paragraphs (1) and (5) of this Section J, interest declared or accrued and not yet received, and and accrued expenses, may be omitted from any calculation of net asset value, in the discretion of the board of directors, if the net amount of all such interest and expenses is less than one percent of the net asset value per share.

K.  In the event that the New York Stock
Exchange shall be closed at any time because of then existing financial conditions or for any other unusual or extraordinary reason, the right of a holder of shares of the capital stock of the Corporation to have his shares redeemed by the

                        ROLL  42 PAGE 557



   Corporation shall be suspended for a period from and including the day on which the action is taken for the closing of said Exchange and the day on which said Exchange is reopened. In accordance with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, the Corporation may also suspend such right of redemption (a) for any period during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or
   (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of shareholders of the Corporation.

   (L)  The Corporation may purchase in the
   open market or otherwise acquire from any owner or holder thereof any shares of its capital stock, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the net asset value thereof determined or estimated in accordance with any method deemed proper by the board of directors and producing an amount approximately equal to the net asset value of said shares (determined in accordance with the provisions of this Article NINTH) at the time of the purchase or acquisition by the Corporation thereof.

         In respect of all powers, duties and authorities conferred by the preceding Sections J and K and this Section L, the Corporation may act by and through agents from time to time designated and appointed by the board of directors and the board of directors may delegate to any such agent any and all powers, duties and authorities conferred upon the Corporation or upon the board of directors by said Sections.


      TENTH: The Corporation reserves the right to enter into, from time to time, investment advisory agreements providing for the management and supervision of the investments of the Corporation and the furnishing of advice to the Corporation with respect to the desirability of investing in, purchasing or selling securities or other property. Such agreement shall contain such other terms, provisions and conditions as the board of directors of the Corporation may deem advisable.

                        ROLL  42 PAGE 558


       The Corporation may designate custodians, transfer agents, registrars and/or disbursing agents for the stock and assets of the Corporation and employ and fix the powers, rights, duties, responsibilities and compensation of each such custodian1 transfer agent, registrar and/or disbursing agent.

      ELEVENTH: The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights as expressly set forth in these Articles of Incorporation of any outstanding stock. The Corporation may take or authorize such action upon the concurrence of a majority of the aggregate number or the votes entitled to be cast thereon.

      Dated:  July 5, 1968.


                        /S/ Albert O. Nicholas
                        ----------------------
			Albert O. Nicholas

                        /s/ Richard S. Strong
                        ---------------------
			Richard S. Strong

                        /s/ David E. Leichtfus
                        ----------------------
                        David E. Leichtfuss


                                             Incorporators

                        ROLL  42 PAGE 559




   STATE OF WISCONSIN
                        ss.
   COUNTY OF MILWAUKEE:


         I hereby certify that on July 5, 1968, before me, the subscriber, a Notary Public of the State of Wisconsin in and for the County of Milwaukee, personally appeared ALBERT 0. NICHOLAS,
         RICHARD S. STRONG and DAVID E. LEICHTFUSS, and severally acknowledged the foregoing Articles of Incorporation to be their act.

          WITNESS my hand and notarial seal this 5th day of
          July, A. D. 1968.
                                  /S/ Frank C. DeGuire
                                  --------------------------
                                    Frank C. DeGuire
                            Notary Public, State of Wisconsin
                               My Commission is Permanent

Roll 43 Page 1312
		ARTICLES  OF AMENDMENT
                         OF
		NICHOLAS STRONG FUND, INC.


    Albert 0. Nicholas, President and Richard S. Strong,
    Secretary of Nicholas Strong Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Strong Fund, Inc. on August 29th, 1968:

    1.   The Amendment adopted is as follows:

    RESOLVED: that paragraph A of Article Third of the Amended Articles of Incorporation of Nicholas Strong
    Fund, Inc., is hereby amended to read as follows:

    A. To engage in the business of either a non-diversified or a diversified open-end management investment company."

    2. The Amendment has been approved by all of the Board of Directors.

    3. At the time of the adoption of said Amendment there were no shares of stock entitled to vote thereon.

    IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas
    Strong Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 29th day of August, 1968.

                                /s/ Albert O. Nicholas
                                ----------------------------
                                Albert 0. Nicholas, President
Attest:
/s/ Richard S. Strong
---------------------
Richard S. Strong, Secretary

Corporate Seal

					 ROLL 43 PAGE 1313



STATE OF WISCONSIN )
                   ) ss.
MILWAUKEE COUNTY   )




       I hereby certify that on the 30 day of August, 1968, before me the subscriber, a Notary Public of the State of Wisconsin in and for Milwaukee County, personally appeared, Albert 0. Nicholas to me known to be the President of Nicholas Strong Fund, Inc., and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc., as President of said Nicholas Strong Fund, Inc.

       Witness my hand and Notary Seal, this 30th day of
       August, 1968.
                                        /s/ John G. Vergeront
                                        ---------------------
					John G Vergeront

                                          ROLL  43 PAGE 1314

                        CERTIFICATION


STATE OF WISCONSIN )
                   ) ss.
MILWAUKEE COUNTY  )


       I do hereby certify that I am Secretary of Nicholas
       Strong Fund, Inc., that the Amendment set forth in the above Articles of Amendment was adopted by unanimous consent of the Board of Directors of Nicholas Strong Fund, Inc. on August 29, 1968, pursuant to Section 58 of the Maryland General
       Corporation Law.



                          /S/ Richard S. Strong
                          ---------------------
                          Richard S. Strong


Subscribed and sworn to before
me this 30 day of  August 1968.
/s/
---------------------------------
Notary Public, State of Wisconsin

My commission: is permanent.

Roll 48 PAGE 1584
		ARTICLES  OF AMENDMENT
			        OF
                 NICHOLAS STRONG FUND, INC.


          Albert 0. Nicholas, President, and Richard S.
          Strong, Secretary of Nicholas Strong Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Strong Fund,
          Inc. on March 31, 1969:

          The amendments adopted are as follows:

          1. RESOLVED, that paragraph A of Article Third of the Articles of Incorporation of Nicholas
          Strong Fund, Inc. is hereby amended to read as follows:

               "A.   To engage in the business of a
               diversified, open-end management investment company, provided that the corporation shall not be required to dispose of any securities owned at the date of the adoption of this amendment by stockholders, in order to meet the tests of a diversified investment company under the Investment Company Act of 1940."

          2. RESOLVED, that the Articles of Incorporation of the corporation be amended by adding thereto a new Article Twelfth, to read as follows:

               "TWELFTH:   In the event of the dissolution
               of the corporation and in the event there are assets available for distribution to the stockholders, the trustees or receivers may make distributions of assets in cash or in kind or partly in cash and partly in kind, and it shall not be necessary for the trustees or receivers to give each stockholder a pro rata share of each asset, but the trustees or receivers may allocate certain assets to certain stockholders and certain assets to other stockholders, so long as there shall be distributed to each stockholder his pro rata share in market value of the assets of the corporation."

     ROLL 48 PAGE 1585


          The amendments have been duly advised by all of the Board of Directors and approved unanimously by the stockholders.


          IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 31 day of March, 1969.



                                /s/ Albert O. Nicholas
                                ----------------------
                                Albert O. Nicholas, President




   ATTEST:

     /s/ Richard S. Strong
     --------------------------
     Richard S. Strong,  Secretary


   (Corporate Seal)

   			  ROLL 48 PAGE 1586





                        CERTIFICATION



     STATE OF WISCONSIN )
      			            )  ss.
     MILWAUKEE COUNTY  )



            I do hereby certify that I am Secretary of Nicholas Strong Fund, Inc., and that the
            Amendments set forth in the above Articles of Amendment were adopted by unanimous Consents of the Board of Directors and the stockholders of Nicholas Strong Fund, Inc. on March 28 & 31, 1969, and pursuant to Sections 47 and 58 of the Maryland
            General Corporation Law.





                                   /s/ Richard S. Strong
                                   ---------------------
                                   Richard S. Strong



     Subscribed and sworn to before me
     this 31 day of  March, 1969.

     Notary Public, State of Wisconsin
     My Commission: Lifetime

			     ROLL 48 PAGE 1587



STATE OF WISCONSIN )
                   ) ss.
MILWAUKEE COUNTY  )



        I hereby certify that on the 31 day of March, 1969, before me the subscriber, a Notary Public of the State of Wisconsin in and for Milwaukee County, personally appeared
Albert O. Nicholas to me known to be the President of Nicholas Strong Fund, Inc., and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc., as President of said Nicholas
Strong Fund, Inc.


         Witness my hand and Notary Seal this 31 day of March, 1969.



                                       /S/______________________

ROLL 55 PAGE 303
               ARTICLES OF AMENDMENT

                        OF

             NICHOLAS STRONG FUND,  INC.



        Albert 0. Nicholas, President, and Richard S. Strong, Secretary of Nicholas Strong Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Strong Fund, Inc. on November 21,
1969:

                    1.   The amendment adopted is as
                         follows:

                         RESOLVED, that Article Fourth of
                         the Articles of Incorporation of
                         Nicholas Strong Fund, Inc. is
                         hereby amended to read as follows:


                         "FOURTH:  The aggregate number of
                         shares which this Corporation shall
                         have authority to issue is Five
                         Million (5, 000, 000), consisting
                         of one class only, designated as
                         "Common Stock" of the par value of
                         One ($1.00) Dollar per share and of
                         the aggregate par value of Five
                         Million ($5, 000, 000.00) Dollars."

                    2.   The amendment has been duly advised
                         by the Board of Directors and approved by the shareholders.

                    3.   The total number of shares of all
                         classes of stock heretofore
                         authorized was Two Hundred Thousand
                         (200,000) shares of common stock,
                         $1.00 par value, with an aggregate
                         par value of Two Hundred Thousand
                         ($200,000.00) Dollars.

                    4.   The total number of shares of all
                    classes of stock is Five Million
                    (5,000,000) shares, of common stock,
                    $1.00 par value, with an aggregate par
                    value of Five Million ($5, 000, 000.00)
                    Dollars.

     ROLL 55 PAGE 304

                 5.   The total number of shares issued and
                 outstanding and entitled to vote on said
                 amendment was  77, 973  shares of common
                 stock.  The total number of shares voting
                 in favor of the amendment was  61,003
                 shares of common stock.  The total
	     number of shares voting against the amendment was
          	     3,432.
                  IN WITNESS WHEREOF,  we have executed
                  these Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 21st day of November, 1969.


                                       NICHOLAS STRONG FUND,  INC.

                                      /S/ Albert O. Nicholas
                                      -----------------------------
                                      Albert 0. Nicholas , President


Corporate Seal
			   ATTEST:


                                      /s/ Richard S. Strong
                                      ----------------------------
                                      Richard S. Strong, Secretary

   ROLL 55 PAGE  305

     STATE OF WISCONSIN )
                        ) ss
      MILWAUKEE COUNTY )

                  I hereby certify that on the 21st day of November, 1969, before me, the subscriber, a notary public of the State of Wisconsin, in and for Milwaukee County, personally appeared Albert 0. Nicholas, to me known to be the President of Nicholas Strong Fund, Inc. and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. as President of said Nicholas Strong Fund, Inc.

                   Witness my hand and notary seal this 21st day of November, 1969.


                              /S/_________________________

     ROLL 55 PAGE  306



                                 CERTIFICATION


STATE OF WISCONSIN )
                  )  SS.
MILWAUKEE COUNTY )


                  I do hereby certify that I am Secretary of Nicholas Strong Fund, Inc. and that the amendment set forth in the above Articles of Amendment was adopted by unanimous consent of the Board of Directors and by a vote of 61,003 shares of the common stock of Nicholas Strong Fund, Inc. out of a total of 77, 973 shares of such common stock issued and outstanding and entitled to vote on the record date set for said meeting, October 20, 1969.






                                        /s/ Richard S. Strong
                                        ---------------------
                                        Richard S. Strong



Subscribed and sworn to before me
this 21 day of November, 1969

/s/______________________
Notary Public, State of Wisconsin
My commission expires: Lifetime

                    ARTICLES OF AMENDMENT
                              OF
                 NICHOLAS STRONG FUND, INC.



     Albert 0. Nicholas, President, and Richard S. Strong,
     Secretary of Nicholas Strong Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Strong Fund, Inc. on May 5, 1972:

     1.   The amendment adopted is as follows:

          RESOLVED, that Article Fourth of the Articles of Incorporation of Nicholas Strong Fund, Inc. is hereby amended to read as follows:

          "FOURTH: The aggregate number of shares which this Corporation shall have authority to issue is Two Hundred Million (200,000,000) , consisting of one class only, designated as "Common Stock" of the par value of One ($1.00) Dollar per share and of the aggregate par value of Two Hundred
          Million ($200,000,000.00) Dollars."

     2. The amendment has been duly advised by the Board of Directors and approved by the shareholders.

     3. The total number of shares of all classes of stock heretofore authorized was Five Million (5,000,000) shares of common stock, $1.00 par value, with an aggregare par value of Five Million ($5,000,000.00)
     Dollars.

     4. The total number of shares of all classes of stock as increased hereby is Two Hundred Million (200,000,000 shares, of common stock, $1.00 par value, with an aggregate par value of Two Hundred Million
     ($200,000,000.00) Dollars.

     5. The total number of shares issued and outstanding and entitled to vote on said amendment was 3,957,196 shares of common stock. The total number of shares voting in favor of the amendment was 2,142,045 shares of common stock. The total number of shares voting against the amendment was 488,398.

     IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 5th day of May, 1972.



    		             NICHOLAS STRONG FUND, INC.

    (Corporate Seal)           /S/ Albert O. Nicholas
                               -----------------------------
                               Albert O. Nicholas, President



                                     ATTEST:


                                /s/ Richard S. Strong
                                ----------------------------
                                Richard S. Strong, Secretary

STATE OF WISCONSIN )
                  )  ss
MILWAUKEE COUNTY  )


     I hereby certify that on the 5th day of May, 1972, before me, the subscriber, a notary public of the State of Wisconsin, in and for Milwaukee County, personally appeared Albert 0. Nicholas, to me known to be the President of Nicholas Strong Fund, Inc. and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. as President of said Nicholas Strong Fund, Inc.

     Witness my hand and notary seal this 5th day of May, 1972.

                                         /S/_____________________

                         CERTIFICATION

STATE OF WISCONSIN )
                  ) ss
MILWAUKEE COUNTY )


     I do hereby certify that I am Secretary of Nicholas Strong Fund, Inc. and that the amendment set forth in the above Articles of Amendment was unanimously adopted by the Board of Directors at a meeting duly called and held on March 24, 1972 and by a vote of 2,142,045 shares of the common stock of Nicholas Strong Fund, Inc. out of a total of 3,957,196 shares of such common stock issued and outstanding and entitled to vote on April 13, 1972, being the record date set for a Special Meeting held May 5, 1972.



                               /S/ Richard S. Strong
                               ---------------------
                               Richard S. Strong



Subscribed and sworn to before me
this 5th day of May, 1972.
/s/___________________________
Notary  Public, State of Wisconsin
My commission expires: lifetime

                         [State Seal]

                      STATE OF MARYLAND


        STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

                   301 WEST PRESTON STREET

                      BALTIMORE 21201






   THIS IS TO CERTIFY THAT the within instrument is a true copy of the

                   ARTICLES OF AMENDMENT

                           OF

                 NICHOLAS STRONG FUND, INC.






as approved and received for record by the State Department
of Assessments and Taxation of Maryland,   May 11, 1972
 at 8:30  o'clock A.M.

   AS WITNESS my hand and official seal of the said
   Department at Baltimore this 19th day of June, 1972.



                                  /S/ Richard H. Keller
                                  --------------------------
                                  RICHARD H. KELLER,
                                  SUPERVISOR-CHARTER DIVISION

                               STATE OF MARYLAND
                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                           301 WEST PRESTON STREET
                          BALTIMORE,  MARYLAND 21201






       You are advised that the  ARTICLES OF AMENDMENT

				OF

                        NICHOLAS STRONG FUND, INC.




          have been received and approved by the STATE
          DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND this 11th day of May, 1972, at 8:30 A.M. and will be recorded.

                                 STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                                 OF MARYLAND


                                  /s/__________________

ROLL 97 PAGE 1183



                   ARTICLES OF AMENDMENT

                            OF

                 NICHOLAS STRONG FUND, INC.



     Albert 0. Nicholas, President, and Thomas J. Saeger,
     Secretary of Nicholas Strong Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Strong Fund, Inc. on June 5, 1974:

     1.   The Amendment adopted is as follows:

               RESOLVED, that the Article First of the
               Articles of Incorporation be and the same is hereby amended to read as follows:

               "First.   The name of the Corporation (which
               is hereinafter called the 'Corporation') is NICHOLAS FUND, INC."

     2. The Amendment has been duly advised by the Board of Directors and approved by the Shareholders.

     3. The total number of shares issued and outstanding and entitled to vote on said Amendment was 3,268,045 shares of common stock. The total number of shares voting in favor of the Amendment was 1,986,632 shares of common stock. The total number of shares voting against the Amendment was 42,157 shares of common stock. Article Eleventh of the Articles of Incorporation authorize Amendments thereto with the approval of a majority of the aggregate number of shares entitled to vote.

ROLL 97 PAGE 1184

          IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 5th day of July, 1974.

                                  NICHOLAS STRONG FUND, INC.

                        /S/ Albert O. Nicholas
                        ----------------------------
                        Albert O. Nicholas, President

			ATTEST:

                        /s/ Thomas J. Saeger
                        ------------------------------
                        Thomas J. Saeger, Secretary

Corporate Seal

ROLL 97 PAGE 1185


State of Wisconsin )
                  )  SS
Milwaukee County )



     I hereby certify that on the 5th day of July, 1974 before me the subscriber, a Notary Public of the State of Wisconsin, personally appeared Albert 0. Nicholas, to me known to be the President of Nicholas Strong
     Fund, Inc. and acknowledges that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Strong Fund, Inc. as President of said Nicholas Strong Fund, Inc.

     Witness my hand and Notary seal the 5th day of July,
     1974.
                                /S/_______________________

ROLL 97 PAGE 1186

     State of Wisconsin )
                       ) ss
     Milwaukee County )



          I do hereby certify I am the Secretary of Nicholas Strong Fund, Inc. and that the Amendment set forth in the above Articles of Amendment was unanimously adopted by the Board of Directors at a meeting duly called and held on April 1, 1974, and by a vote of 1,986,632 shares of such common stock issued and outstanding and entitled to vote on April 26, 1974, being the record date set for the annual meeting of shareholders held June 5, 1974.



                                   /s/ Thomas J. Saeger
                                   --------------------------
                                   Thomas J. Saeger, Secretary

          Subscribed and sworn to before me
          this 5th day of July, 1974.


          /s/________________________

          Notary Public,
          State of Wisconsin
          My Cornmission is permanent

Notary Seal
                                                              A 86208

	    MARYLAND
                State Department of Assessments and Taxation
 				 William L Shoemaker Director




                         301 WEST PRESTON STREET
                       BALTIMORE, MARYLAND   21201



YOU ARE ADVISED THAT THE   ARTICLES OF AMENDMENT

                                  OF

                          NICHOLAS FUND, INC.




HAVE BEEN RECEIVED AND APPROVED BY THE STATE DEPARTMENT OF ASSESSMENTS
AND TAXATION THIS 15th DAY OF JUNE, 1979 at 8:30 a.m. AND WILL BE RECORDED.

  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND



BY: /S/______________________________________








  301 West Preston Street, Baltimore. Maryland 21201 / Phone

                        ARTICLES OF AMENDMENT

                                  OF

                        NICHOLAS FUND, INC.


     Albert 0. Nicholas, President, and Thomas J. Saeger,
     Secretary of Nicholas Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Fund, Inc. on June 6, 1979:

     1.   The amendment adopted is as follows:

          RESOLVED, that Article Fourth of the Articles of Incorporation of Nicholas Fund, Inc. is hereby amended to read as follows:

          "FOURTH: The aggregate number of shares which this Corporation shall have authority to issue is Two Hundred Million (200,000,000), consisting of one class only, designated as "Common Stock" of the par value of One-half ($.50) Dollar per share and of the aggregate par value of One Hundred
          Million ($100,000,000.00) Dollars."

     2. The amendment has been duly advised by the Board of Directors and approved by the shareholders.

     3. The amendment does not result in a reduction of stated capital because in connection with the amendment one additional share of common stock of the Corporation is to be issued for each share outstanding prior to the amendment. The stated capital therefore remains constant.

     4. The total number of shares issued and outstanding and entitled to vote on said amendment was 1,810,716 shares of common stock. The total number of shares voting in favor of the amendment was 1,179,530 shares of common stock. The total number of shares voting against the amendment was 41,647.

     IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas
     Fund, Inc. aud have caused the corporate seal of the corporation to be affixed this 7th day of June, 1979.

			 NICHOLAS FUND, INC.

(Corporate Seal)        /S/ Albert O. Nicholas
                        -----------------------------
			Albert O. Nicholas, President

                           	ATTEST:



                        /s/ Thomas J. Saeger
                        --------------------------
 			Thomas J. Saeger, Secretary

State of Wisconsin )
                 )  SS
Milwaukee County)


     I hereby certify that on the 7th day of June, 1979 before me the subscriber, a Notary Public of the State of Wisconsin, personally appeared Albert 0. Nicholas, to rne known to be the President of Nicholas Fund, Inc. and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Fund, Inc. as President of said Nicholas Fund, Inc.

     Witness my hand and Notary seal the 7th day of June, 1979.
                                /S/______________________

                        VERIFICATION

State of Wisconsin   )
                   )   ss
Milwaukee County  )


     I do hereby certify I am the Secretary of Nicholas Fund, Inc. and that the Amendment set forth in the above Articles of Amendment was unanimously recommended by the Board of Directors at a meeting duly called and held on March 27, 1979, and approved on June 6, 1979 by a vote of 1,179,530 shares of such common stock issued and outstanding and entitled to vote on April 18, 1979, being the record date set for the annual meeting of shareholders held June 6, 1979.



                              Thomas J. Saeger
                              ___________________________
                              Thomas J. Saeger, Secretary




Subscirbed and sworn to before me
this 7th day of June, 1979.

/s/_________________
Notary Public, State of Wisconsin
My Cornmission is permanent

 ROLL 140 PAGE 1448


                    ARTICLES OF AMENDMENT

                              OF

                     NICHOLAS FUND, INC.



     Albert O. Nicholas, President, and Thomas J. Saeger,
     Secretary of Nicholas Fund, Inc., do hereby certify that the following Articles of Amendment were adopted by Nicholas Fund, Inc. on June 6, 1979:

     1.   The amendment adopted is as follows:

          RESOLVED, that Article Fourth of the Articles of Incorporation of Nicholas Fund, Inc. is hereby amended to read as follows:

          "FOURTH: The aggregate number of shares which this Corporation shall have authority to issue is Two Hundred Million (200,000,000), consisting of one class only, designated as 'Common Stock' of the par value of One-half ($.50) Dollar per share and of the aggregate par value of One Hundred
          Million ($100,000,000.00) Dollars."

     2. The amendment has been duly advised by the Board of Directors and approved by the shareholders.

     3. The amendment does not result in a reduction of stated capital because in connection with the amendment one additional share of common stock of the Corporation is to be issued for each share outstanding prior to the amendment. The stated capital therefore remains constant.

     4. The total number of shares issued and outstanding and entitled to vote on said amendment was 1,810,716 shares of common stock. The total number of shares voting in favor of the

  ROLL 140 PAGE 1449


     amendment was 1,179,530 shares of common stock. The total number of shares voting against the amendment was 41,647.

          IN WITNESS WHEREOF, we have executed these Articles of Amendment in the name of and on behalf of Nicholas Fund, Inc. and have caused the corporate seal of the corporation to be affixed this 7th day of June, 1979.

    			NICHOLAS FUND, INC.
                        Albert O. Nicholas
                        ____________________________
    			Albert O. Nicholas, President
Corporate Seal
  		            ATTEST:

                        Thomas J. Saeger
                        __________________________
     			Thomas J. Saeger, Secretary

ROLL 140 PAGE 145O


State of Wisconsin   )
                    )SS
Milwaukee County  )



     I hereby certify that on the 7th day of June, 1979 before me the subscriber, a Notary Public of the State of Wisconsin, personally appeared Albert 0. Nicholas, to me known to be the President of Nicholas Fund, Inc. and acknowledged that he had signed the foregoing Articles of Amendment in the name of and on behalf of Nicholas Fund, Inc. as President of said Nicholas Fund, Inc.

     Witness my hand and Notary seal the 7th day of June, 1979.


                                /S/_______________________

 ROLL 140 PAGE 1451


                        VERIFICATION


State of Wisconsin   )
                    ) SS
Milwaukee County  )



           I do hereby certify I am the Secretary of Nicholas Fund, Inc. and that the Amendment set forth in the above Articles of Amendment was unanimously recommended by the Board of Directors at a meeting duly called and held on March 27, 1979, and approved on June 6, 1979 by a vote of 1,179,530 shares of such common stock issued and outstanding and entitled to vote on April 18, 1979, being the record date set for the annual meeting of shareholders held June 6, 1979.


                                   /S/ Thomas J. Saeger
                                   --------------------------
                                   Thomas J. Saeger, Secretary

Subscirbed and sworn to before me
this 7th day of June,  1979.
/S/__________________________
Notary Public, State of Wisconsin
My Commission is permanent